Offerings - Offering: 1	Sep. 23, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.000% Junior Subordinated Notes due 2056
Amount Registered | shares	1,144,900,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 1,144,900,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 158,110.69
Offering Note	The amount registered, maximum aggregate offering price and registration fee have been calculated in U.S. Dollars based upon the euro to U.S. Dollar exchange rate on September 22, 2026 of EUR1.00 = U.S.$1.1449, as reported on Bloomberg. Certain subsidiaries of Sysco Corporation fully and unconditionally guarantee the notes. In accordance with Rule 457(n) under the Securities Act, no separate registration fee is required with respect to the guarantees.